SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 30, 2003
                                                          -------------



                               BAY RESOURCES, LTD.
                 (Exact Name of Company as Specified in Charter)







        Delaware                          0-16097                98-007697
     --------------               -----------------------       ------------
(State or Other Jurisdiction       (Commission File No.)       (IRS Employer
     of Incorporation)                                       Identification No.)


           Level 8, 580 Kilda Road, Melbourne, Victoria Australia       3004
           ------------------------------------------------------       ----
               (Address of Principal Executive Offices)              (Zip Code)


Company's telephone number, 613-8532-2860
                            -------------




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Item 4. Other Events.

(a) Previous independent accountant.

         i. By letter dated, July 30, 2003, David T. Thomson P.C. ("DTT") informed Bay Resources Ltd., a Delaware corporation (the "Company") that DTT intended to resign as the Company's independent accountants.

         ii. The report of DTT on the Company's consolidated financial statements as of and for the fiscal years ended June 30, 2001 and 2002 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principle; such report did include an explanatory paragraph discussing an uncertainty as to the Company's ability to continue as a going concern. DTT did not perform an audit of the Company's consolidated financial statements as of and for the fiscal year ended June 30, 2003.

         iii.     Not applicable.

         iv. In connection with its audits for the years referred to above and through July 30, 2003, there have not been any disagreements with DTT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DTT, would have caused DTT to make reference thereto in their report on the Company's financial statements for such years.

         v. During fiscal 2001 and 2002 and through July 30, 2003, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

         vi. The Company has requested that DTT furnish the Company with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the statements that the Company has made in this Item 4. A copy of that letter, dated July 30, 2003, is filed as exhibit 99.1 to this Form 8-K.

(b) New independent accountant.


         i. On August 1, 2003, the Company engaged PKF, Certified Public Accountants, a Professional Corporation ("PKF"), as the Company's independent accountants commencing with the audit of the Company's financial statements for the fiscal year ended June 30, 2003.

         ii. Prior to engaging PKF, the Company consulted with PKF as to its qualifications, experiences and ability to audit the Company's financial statements. The Company and PKF did not have substantive discussions regarding the application of accounting principles to a specified transactions, either complete or proposed, or the type of audit opinion that might be rendered on the Company's financial statements and there are no reports nor written nor oral advice provided by the new accountants' used in deciding to retain PKF. Further, as noted there was no matter that was the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K, promulgated by the SEC.

         iii. The change of accountants referenced herein was approved by the Company's independent Audit Committee on August 1, 2003 and Board of Directors on August 1, 2003. The Company's Audit Committee is made up wholly of independent Directors.

         iv. PKF is expected to audit the Company's financial statements as of and for the fiscal year ended June 30, 2003.

         v. The Company requested that PKF review this Form 8-K and provided PKF with the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of PKF's views, or the respects in which it does not agree with the statements made by the Company. PKF has advised the Company that it has reviewed this filing and has no basis on which to submit a letter addressed to the SEC in response to Item 304 of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements
                  --------------------

                  Not Applicable

         (b)      Pro Forma Financial Information
                  -------------------------------

                  Not Applicable

         (c)      Exhibits
                  --------

                  99.1. Letter from David T. Thomson, P.C.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               BAY RESOURCES, LTD.
                               (Company)


                               By:   /s/ Peter Lee
                                  ------------------------------------------
                                         Peter Lee
                                         Chief Financial Officer


Dated:  August 1, 2003